UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                  FORM 8-K/A


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE


                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 5, 2007

                    NORTH AMERICAN GAMING AND ENTERTAINMENT, INC.
	      ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


            Delaware                  0-5474                 75-2571032
    ------------------------   ---------------------    -------------------
    (State of Incorporation)   (Commission File No.)  	(IRS Employer
							Identification No.)


                13150 COIT ROAD, SUITE 125, DALLAS, TEXAS 75240
	  ----------------------------------------------------------
          (Address of principal execute offices, including zip code)

                                   (972) 671-1133
	     ----------------------------------------------------
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 1.02  Termination of a Material Definitive Agreement

      On September 26, 2006, Registrant entered into an Agreement to acquire Xi'an Jin Chi An Automobile Development Co., Ltd. As permitted by the Agreement, Registrant gave notice on January 5, 2007, that it was terminating the Agreement. Such termination was based in part upon the failure of the company to be acquired to obtain all required governmental approvals in a timely manner. Registrant will continue with its efforts to obtain an operating company to be combined with Registrant.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2007       NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
			    ---------------------------------------------------
                            			(Registrant)

                            By: /s/ E. H. Hawes, II
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                                E. H. Hawes, II, President